                                  SCHEDULE 14C

                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, For Use of the Commission Only

[X] Definitive Information Statement (as permitted by Rule 14c-5(d)(2))

                      INTERNATIONAL DISPENSING CORPORATION
                (Name of Registrant as Specified in Its Charter)
                Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:
(4) Date Filed:

                      INTERNATIONAL DISPENSING CORPORATION
                       1111 BENFIELD BOULEVARD, SUITE 230
                          MILLERSVILLE, MARYLAND 21108

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 7, 2002

To the Stockholders:

      NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of International Dispensing Corporation, a Delaware corporation (the "Company"), will be held at The Little Nell Hotel, 675 East Durant Avenue, Aspen, Colorado 81611 on Friday, June 7, 2002 at 9:00 A.M., local time, for the following purposes:

      (1)   To elect one Class 3 director to serve for a two-year term;

      (2)   To elect two Class 1 directors to serve for a three-year term;

      (3) To ratify and approve an amendment to the Company's 1998 Stock Option Plan to increase the number of shares of the Company's Common Stock reserved for issuance under the Plan from 2,500,000 to 5,000,000; and

      (4) To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on April 15, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

      An information statement is enclosed.

      PLEASE READ THE ENCLOSED INFORMATION STATEMENT CAREFULLY.


Dated:  May 13 , 2002                        By Order of the Board of Directors,


                                             Edwin Tharp
                                             Secretary

                      INTERNATIONAL DISPENSING CORPORATION
                       1111 BENFIELD BOULEVARD, SUITE 230
                          MILLERSVILLE, MARYLAND 21108

                              INFORMATION STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 7, 2002

      This Information Statement is furnished in connection with the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on June 7, 2002, and at any adjournments thereof, at the time and place set forth in the accompanying Notice of Annual Meeting of Stockholders.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. However, you may vote your shares of Common Stock of the Company at the Meeting.

      The Meeting is being held to consider and vote upon (i) the election of one Class 3 director to serve for a two-year term, (ii) the election of two Class 1 directors to serve for a three-year term and (iii) to ratify and approve an amendment to the Company's 1998 Stock Option Plan (the "1998 Option Plan") to increase the shares of the Company's common stock ("Common Stock") reserved for issuance under the 1998 Option Plan from 2,500,000 to 5,000,000.

      This Information Statement is being mailed on or about May 15, 2002 to all stockholders of record at the close of business on April 15, 2002. The information included in this Information Statement should be reviewed in conjunction with the financial statements, notes to financial statements, auditor's report and other information included in the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2001 that is being mailed with this Information Statement to stockholders of record as of the record date.

      The presence, in person or by proxy, of the holders of record of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

              This Information Statement should be read carefully.

                        VOTING SECURITIES OF THE COMPANY
                          AND PRINCIPAL HOLDERS THEREOF

      The securities of the Company entitled to be voted at the Meeting are the Common Stock, Series A Redeemable Convertible Preferred Stock ("Series A Stock"), Series B Redeemable Convertible Preferred Stock ("Series B Stock"), Series C Redeemable Convertible Preferred Stock ("Series C Stock") and the Series D Redeemable Convertible Preferred Stock (the "Series D Stock" and together with the Series A Stock, the Series B Stock and the Series C Stock, the "Preferred Stock"). At the close of business on April 15, 2002, there were 9,728,396, 713.74, 530.58, 830.22 and 1,580.38 shares of Common Stock, Series A
Stock, Series B Stock, Series C Stock and Series D Stock, respectively, outstanding and entitled to be voted at the Meeting. Each stockholder of record of Common Stock is entitled to one vote for each share held on all matters to come before the Meeting. Each holder of Series A Stock, Series B Stock, Series C Stock and Series D Stock is entitled to vote for each share held a number of votes equal to the number of whole and fractional shares of Common Stock into which such share is convertible. As of April 15, 2002, the number of shares of Common Stock into which a share of Series A Stock, Series B Stock, Series C Stock and Series D Stock were convertible is 9,090.9, 5,417.3, 6,666.7 and 2,000 shares, respectively. There are no cumulative voting rights. Only stockholders of record at the close of business on April 15, 2002 are entitled to notice of, and to vote at, the Meeting.

      All proposals described in this Information Statement which are being submitted to stockholders for a vote at the Meeting were duly adopted and approved by the Board of Directors.

      The holders of record of a majority of the sum of the outstanding shares of Common Stock plus the shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock must be present in person or by proxy in order to establish a quorum for conducting business at the Meeting.

      The following table sets forth certain information known to the Company regarding beneficial ownership of shares of the Common Stock as of April 15, 2002 for (i) each person or group that is known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director or nominee for director of the Company, and (iii) all directors and officers of the Company as a group. Except as otherwise indicated, the Company believes that such beneficial owners, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws, where applicable.



             NAME AND ADDRESS OF BENEFICIAL OWNER            NUMBER OF SHARES       PERCENT OF CLASS (1)
             ------------------------------------            ----------------       ----------------
        Gregory Abbott                                         5,400,323(2)                 38.5%
        1200 Kessler Drive
        Aspen, CO 81611

        Louis A. Simpson                                       4,267,096(3)                 31.2%
        5951 La Sendita
        P.O. Box 1943
        Rancho Santa Fe, California 92067

        Gerhard Andlinger                                      3,160,760(4)                 24.5%
        303 S. Broadway
        Tarrytown, New York 10591


        George Kriste                                          2,553,635(5)                 21.3%
        20643 Seabord Road
        Malibu, California 90265

        George Abbott                                          2,385,898(6)                 19.8%
        1285 South Ocean Boulevard
        Palm Beach, Florida 33480

        Gary Allanson                                          2,324,591(7)                 19.4%
        1111 Benfield Boulevard, Suite 230
        Millersville, Maryland 21108

        Reed Slatkin                                           1,376,496(8)                 12.4%
        890 North Kellogg Avenue
        Santa Barbara, California 93111

        Jon Silverman                                           666,667(9)                  6.8%
        6 International Drive, Suite 160
        Rye Brook, New York 10573

        Frank Carillo                                          328,851(10)                  3.3%
        570 Grand Avenue
        Englewood, New Jersey 07631

        All directors and executive officers as a             10,836,386(11)                56.9%
        group (5 persons)

----------------------------------------------
      (1) For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons have or have the right to acquire within 60 days is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

      (2) Includes 3,906,398 shares of Common Stock issuable upon conversion of Preferred Stock and 380,000 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 40,000 shares of Common Stock subject to options which will not become exercisable within 60 days of the date hereof.

      (3) Includes 3,765,429 shares of Common Stock issuable upon conversion of Preferred Stock.

      (4) Includes 3,160,760 shares of Common Stock issuable upon conversion of Preferred Stock.

      (5) Includes 2,193,635 shares of Common Stock issuable upon conversion of Preferred Stock and 80,000 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 40,000 shares of Common Stock subject to options which will not become exercisable within 60 days of the date hereof.

      (6) Includes 2,303,398 shares of Common Stock issuable upon conversion of Preferred Stock.

      (7) Includes 1,900,000 shares of Comon Stock issuable upon exercise of currently exercisable options, 340,091 shares of Common Stock issuable upon conversion of Preferred Stock, 25,000 shares of Common Stock owned jointly with Mr. Allanson's wife, 37,000 shares of Common Stock owned in an IRA account for Mr. Allanson's benefit and 22,500 shares of Common Stock owned in an IRA account for the benefit of Mr. Allanson's wife. Does not include an aggregate of 1,000,000 shares of Common Stock subject to options which will not become exercisable within 60 days of the date hereof.

      (8) Includes 1,376,496 shares of Common Stock issuable upon conversion of Preferred Stock.

      (9) Includes 66,667 shares of Common Stock issuable upon exercise of options.

      (10) Includes 10,000 shares of Common Stock owned of record by Mr. Carillo's wife. Also includes 310,001 shares of Common Stock issuable upon exercise of currently exercisable options. Does not include 14,999 shares of Common Stock subject to options which will not become exercisable within 60 days of the date hereof.

      (11) Includes an aggregate of 6,451,760 shares of Common Stock issuable upon conversion of Preferred Stock and an aggregate of 2,870,001 shares of Common Stock issuable upon exercise of currently exercisable stock options.

                              ELECTION OF DIRECTORS

      The Board of Directors has nominated Gregory Abbott (who is currently a director) for election as the Class 3 director for a two-year term of office to expire at the 2004 Annual Meeting of Stockholders or until his successor is duly elected and qualified. The Board of Directors has also nominated Gary Allanson and Frank Carillo (each of whom is currently a director) for election as the Class 1 directors for a three-year term of office to expire at the 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified. No Class 2 directors shall be elected at the meeting.

      Directors shall be elected by the affirmative vote of a plurality of the votes cast at the Meeting.

      The following information is furnished as of April 15, 2002 with respect to the nominees for election as the Class 1 and Class 3 directors, the incumbent Class 2 director whose term will continue after the Meeting and one executive officer of the Company who is not a director or nominee for director:


NOMINEES FOR CLASS 1 DIRECTORS
                                                                                        YEAR FIRST ELECTED
                                                                                        OR APPOINTED AS A
                                                                                        DIRECTOR OR OFFICER
                                 CURRENT POSITION AND OFFICE WITH THE COMPANY AND       OF THE COMPANY
                                 PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS;
NAME AND AGE                     OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------
Gary Allanson (1)                President and Chief Executive Officer of the Company            1999
   (48)                          since March 1999; director of national sales,
                                 Arnott's Biscuit, Ltd., Australia from 1997 to 1998;
                                 director of bakery sales, Mid-Atlantic Division,
                                 Pepperidge Farm, Inc. from 1996 to 1997.

Frank Carillo (1)                Secretary of the Company from February 2000 to                  2000
   (46)                          December 2001; President of Executive Communications
                                 Group, Inc., a management communications consulting
                                 firm, for more than five years.


NOMINEE FOR CLASS 3 DIRECTOR
                                                                                              YEAR FIRST ELECTED
                                                                                              OR APPOINTED AS A
                                                                                              DIRECTOR OR OFFICER
                                                                                              OF THE COMPANY
                                       CURRENT POSITION AND OFFICE WITH THE COMPANY AND
NAME AND AGE                           PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS;
                                       OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------

Gregory B. Abbott (2)                  Director of the Company since 1995;
   (51)                                Private investor and writer for more than five years.           1995

INCUMBENT CLASS 2 DIRECTOR

                                                                                              YEAR FIRST ELECTED
                                                                                              OR APPOINTED AS A
                                       CURRENT POSITION AND OFFICE WITH THE COMPANY AND       DIRECTOR OR OFFICER
                                       PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS;       OF THE COMPANY
     NAME AND AGE                      OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------

     George Kriste                     Director of the Company since 1995; Chairman and                1995
        (53)                           Chief Executive Officer of New Century Media, a
                                       radio station owner, since January 1992.
OTHER EXECUTIVE OFFICER

                                                                                              YEAR FIRST ELECTED
                                                                                              OR APPOINTED AS A
                                       CURRENT POSITION AND OFFICE WITH THE COMPANY AND       DIRECTOR OR OFFICER
                                       PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS;       OF THE COMPANY
     NAME AND AGE                      OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------

     Edwin Tharp                       Chief Operating Officer, Chief Financial Officer and            2001
        (42)                           Secretary of the Company since December 2001;
                                       President of IDK International, a
                                       management consulting firm for more than
                                       five years prior thereto.

----------------------------
(1)      Term will end at the year 2005 Annual Meeting of Stockholders.

(2)      Term will end at the year 2004 Annual Meeting of Stockholders.

MEETINGS OF BOARD OF DIRECTORS AND COMMITTEES

      The Board of Directors met five times and acted one time by unanimous written consent during the fiscal year ended December 31, 2001 ("Fiscal 2001"). All incumbent directors who were members of the Board during Fiscal 2001 attended all directors' meetings personally or by conference telephone. The Company does not have any audit or nominating committee of the Board of Directors or committee performing similar functions.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

      To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, no persons failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act for any transactions occurring during Fiscal 2001, except that Frank Carillo failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 to report sales of the Company's Common Stock in September 2001. Such Form 4 was subsequently filed.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth for the three (3) fiscal years ended December 31, 2001, information concerning the compensation paid or accrued to the Chief Executive Officer of the Company and one other executive officer of the Company who was being paid salary at an annual rate in excess of $100,000 as of December 31, 2001. No other employee of the Company, including any executive officer, received from the Company a salary and bonus for Fiscal 2001 which exceeded $100,000.


                                               Annual Compensation                         Long-term Compensation
                                         -------------------------------------   -----------------------------------------------
                                                                  Other Annual   Restricted      Securities      All Other
Name and Principal           Fiscal      Salary         Bonus     Compensation   Stock           Underlying      Compensation($)
Position                     Year        ($)            ($)       ($)(1)         Award($)        Options (#)     ---------------
--------------------------   ------      ---            --------  ------------   --------        -----------
Gary Allanson                2001        $240,000       -         -              -                1,000,000        $1,285(2)
Chairman, CEO and President  2000        $240,000       -         -              -                1,500,000        $1,285(2)
                             1999        $190,000       -         -              -                  400,000        $1,285(2)
                                         -
Edwin Tharp Chief            2001        $9,000                                                     500,000
Operating Officer, Chief
Financial Officer and
Secretary (3)


---------------
      (1) The aggregate amount of perquisites and other personal benefits paid to each of Messrs. Allanson and Tharp did not exceed the lesser of (i) 10% of such officer's total annual salary and bonus for any given fiscal year and (ii) $50,000. Thus, such amounts are not reflected in the table.

      (2) Represents the premiums paid on $1,000,000 term life insurance policies as to which the person may designate the beneficiary.

      (3) Mr. Tharp commenced employment with the Company on December 5, 2001. From March 2001 to December 2001 he was a consultant to the Company. During Fiscal 2001 the Company paid to Mr. Tharp an aggregate of $89,565 for consulting services rendered by Mr. Tharp.

OPTION GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 2001

The following table sets forth certain information concerning options granted during Fiscal 2001 pursuant to the 1998 Option Plan to the executive officers listed in the Summary Compensation Table.


----------------------- ---------------------- --------------------------- ------------- ------------
         Name           Number of Securities   Percent Of Total Options    Exercise Or   Expiration
                        Underlying Options     Granted to Employees In     Base Price    Date
                        Granted (#)            Fiscal Year                 ($/Sh)
----------------------- ---------------------- --------------------------- ------------- ------------
Gary Allanson            1,000,000(1)            44.6%                     $1.00         December 4,
                                                                                         2011

----------------------- ---------------------- --------------------------- ------------- ------------
Edwin Tharp               500,000(2)             22.3%                     $1.00         December 4,
                                                                                         2011
----------------------- ---------------------- --------------------------- ------------- ------------

      (1) The terms of grant of such options provided that options to purchase all 1,000,000 shares of Common Stock become exercisable on the date of grant, subject to ratification by the stockholders at the next annual meeting of stockholders of an amendment to the 1998 Option Plan increasing the shares reserved for issuance under the 1998 Option Plan from 2,500,000 to 5,000,000 (the "Plan Amendment").

      (2) The terms of grant provided that options to purchase 100,000 shares of Common Stock become exercisable on each of December 31, 2001, January 1, 2002 and January 1, 2003. In addition, subject to ratification by the stockholders of the Plan Amendment, options to purchase 100,000 shares shall become exercisable on each of January 1, 2004 and January 1, 2005.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED DECEMBER 31, 2001 AND FISCAL YEAR END OPTION VALUES

None of the executive officers listed in the Summary Compensation Table exercised any option during Fiscal 2001. The following table sets forth certain information with respect to options to purchase Common Stock held by the foregoing executive officers on December 31, 2001.


--------------------------- -------------------------------------- --------------------------------------
            Name            Number of Securities Underlying        Value of Unexercised In-The-Money
                            Unexercised Options on 12/31/01 (#)    Options on 12/31/01 ($)
                            Exercisable/Unexercisable              Exercisable/Unexercisable
--------------------------- -------------------------------------- --------------------------------------
Gary Allanson                        1,460,000/1,440,000                    $1,218,780/$573,720 (1)
--------------------------- -------------------------------------- --------------------------------------
Edwin Tharp                          100,000/400,000                         $15,000/$60,000 (2)
--------------------------- -------------------------------------- --------------------------------------

--------------------
(1) The closing price of the Common Stock on December 31, 2001 on the OTC Bulletin Board. was $1.15. Of the options held by Mr. Allanson which were exercisable as of December 31, 2001, options to purchase 400,000 shares were exercisable at a price of $.655 per share and options to purchase 1,060,000 shares were exercisable at a price of $.187 per share. Of the options which were not exercisable as of December 31, 2001, options to purchase 440,000 shares were exercisable at a price of $.187 per share and options to purchase 1,000,000 shares were exercisable at a price of $1.00 per share.

(2) The closing price of the Common Stock on December 31, 2001 on the OTC Bulletin Board was $1.15. As of such date, Mr. Tharp held options to purchase 100,000 shares which were currently exercisable at a price of $1.00 per share and options to purchase an additional 400,000 shares at an exercise price of $1.00 per share which were not currently exercisable.

EMPLOYMENT AND NON-COMPETE AGREEMENTS

The Company and Gary Allanson have entered into an employment agreement, dated as of January 1, 2002, which expires on December 31, 2003 (the "Allanson Employment Agreement"). The term of the Allanson Employment Agreement shall automatically be extended for one year if prior to April 1, 2003 neither party shall have given written notice to the other of its determination to terminate the agreement. Pursuant to the Allanson Employment Agreement, Mr. Allanson serves as the Chairman, President and Chief Executive Officer of the Company and receives an annual salary of $325,000 in 2002 and $357,500 in 2003. In addition, if Mr. Allanson is insurable, the Company is obligated to pay the premium on a $1,500,000 term life insurance policy, to which Mr. Allanson will designate the beneficiary. Under the Allanson Employment Agreement, Mr. Allanson is also entitled to customary benefits and perquisites and a bonus of up to $325,000 in 2002 and up to $357,500 in 2003, subject to meeting certain performance goals.

Under the Allanson Employment Agreement, if Mr. Allanson's employment is terminated for disability, for cause or upon his death, Mr. Allanson or his estate will receive his base salary and other benefits through the date of termination. If Mr. Allanson voluntarily terminates his employment with the Company for "good reason" (defined in the Allanson Employment Agreement to include, among other things, a change in control of the Company or the removal of Mr. Allanson from his position as the President and Chief Executive Officer), Mr. Allanson is entitled to receive his base salary and other benefits through the 180th day after the date of termination. If Mr. Allanson's employment is terminated by the Company without cause, the Company is obligated to pay Mr. Allanson his base salary and provide Mr. Allanson and Mr. Allanson's family with hospital, major medical and dental insurance equivalent to the insurance provided on the date of termination, through the end of the term of the Allanson Employment Agreement then in effect on the date of termination.

The Company and Edwin Tharp have entered into an employment agreement, dated as of January 1, 2002, which expires on December 31, 2003 (the "Tharp Employment Agreement"). The term of the Tharp Employment Agreement shall automatically be extended for one year if prior to April 1, 2003 neither party shall have given written notice to the other of its determination to terminate the agreement. Pursuant to the Tharp Employment Agreement, Mr. Tharp serves as the Chief Operating and Chief Financial Officer of the Company and receives an annual salary of $190,000 in 2002 and $218,500 in 2003. If the term of The Tharp Employment Agreement is extended, Mr. Tharp shall receive an annual salary of $251,275 in 2004. In addition, if Mr. Tharp is insurable, the Company is obligated to pay the premium on a $500,000 term life insurance policy, to which Mr. Tharp will designate the beneficiary. Under the Tharp Employment Agreement, Mr. Tharp is also entitled to customary benefits and perquisites, including a bonus.

Under the Tharp Employment Agreement, if Mr. Tharp's employment is terminated for disability, for cause or upon his death, Mr. Tharp or his estate will receive his base salary and other benefits through the date of termination. If Mr. Tharp voluntarily terminates his employment with the Company for "good reason" (defined in the Tharp Employment Agreement to include, among other things, a change in control of the Company or the removal of Mr. Tharp from his position as the Chief Operating Officer and Chief Financial Officer), Mr. Tharp is entitled to receive his base salary and other benefits through the 180th day after the date of termination. If Mr. Tharp's employment is terminated by the Company without cause, the Company is obligated to pay Mr. Tharp his base salary and provide Mr. Tharp and Mr. Tharp's family with hospital, major medical and dental insurance equivalent to the insurance provided on the date of termination, through the end of the term of the Tharp Employment Agreement then in effect on the date of termination.

COMPENSATION OF DIRECTORS

      Non-employee directors of the Company are reimbursed for reasonable travel and lodging expenses incurred in attending meetings of the Board of Directors and any committees on which they may serve. Directors do not presently receive any fees for attendance or participation at Board or committee meetings.

                  PROPOSAL TO APPROVE AN AMENDMENT TO THE
                             1998 STOCK OPTION PLAN

GENERAL

On December 5, 2001, the Board of Directors adopted, subject to stockholder approval at the Meeting, a resolution to amend Section 3 of the 1998 Option Plan to increase from 2,500,000 to 5,000,000 the aggregate number of shares of Common Stock which may be issued upon exercise of all options under the 1998 Option Plan (the "Plan Amendment").

The 1998 Option Plan is designed to provide long-term incentive benefits by the grant of stock options to key employees and other persons (other than non-employee directors) who perform services for or on behalf of the Company. An aggregate of 2,426,667 shares are currently reserved for issuance upon exercise of options which may be granted under the 1998 Option Plan. Further, subject to the approval by the stockholders at the Meeting of an increase in the number of shares of Common Stock which may be issued upon exercise of all options under the 1998 Option Plan to 5,000,000, the Board of Directors has granted to Gary Allanson, the Chairman, President and Chief Executive Officer of the Company, and Edwin Tharp, the Chief Operating Officer, Chief Financial Officer and Secretary of the Company, options to purchase an additional 1,000,000 and 200,000 shares, respectively, of Common Stock (see "New Plan Benefits"). Currently there are four persons that are eligible to receive options under the 1998 Option Plan as employees. Consultants to the Company may also receive grants of options under the 1998 Option Plan.

The 1998 Option Plan authorizes the issuance of incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and stock options that do not qualify under that Code section ("NSOs").

The 1998 Option Plan is administered by the Board of Directors or by one or more committees composed solely of two or more non-employee directors within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Committee"). The Board of Directors or the Committee has authority to administer and interpret the provisions of the 1998 Option Plan; to determine when and to whom options will be granted; whether such options will be ISOs or NSOs, and to prescribe the terms and conditions of the options (including the number of shares of Common Stock subject to each option, the exercise price of the option, the number of installments, if any, in which the option may be exercised and the duration of the option), subject to the provisions of the 1998 Option Plan.

Options granted under the 1998 Option Plan are not transferable other than by will or the laws of descent and distribution. In the case of an ISO, the exercise price of each option shall not be less than 100% of the fair market value of the underlying Common Stock on the date the ISO is granted.

If the holder of an ISO ceases to be employed by the Company for any reason other than such person's death or permanent disability, the ISO will immediately become void upon such termination; PROVIDED, HOWEVER, that the option may be exercised within three months after the date the holder ceases to be employed, but only to the extent the option was exercisable on the date of such cessation of employment. Special provisions relating to the termination of the option apply in the case of death or permanent disability of the holder of an ISO. Termination of employment with the Company by the holder of an NSO (including as a result of death or permanent disability) will have the effect specified in the individual option agreement as determined by the Board of Directors or the Committee.

The purchase price for options granted under the 1998 Option Plan must be paid in full by any one or a combination of the following methods: (i) in cash or by certified or cashier's check payable to the order of the Company, (ii) by cancellation of indebtedness, (iii) through the delivery of other shares of Common

Stock having an aggregate fair market value equal to the total exercise price of the option being exercised, (iv) with the approval of the Board of Directors or the Committee, by a promissory note made by the optionee in favor of the Company upon the terms and conditions to be determined by the Board of Directors or the Committee and secured by the shares issuable upon exercise of such option, (v) through any combination of the foregoing, or (vi) in such other manner as the Board of Directors or the Committee may specify in order to facilitate the exercise of options by the holders thereof.

The Board of Directors is authorized to suspend, terminate or amend the 1998 Option Plan at any time, provided that, without the consent of the optionee, no amendment, suspension or termination shall be made that would impair any rights or obligations of the optionee under any option theretofore granted under the 1998 Option Plan. If stockholder approval is required pursuant to Rule 16b-3 or any other rule or regulation under the Exchange Act, no amendment shall be effective unless approved by the stockholders of the Company if such amendment shall (i) increase the maximum number of shares which may be acquired pursuant to options under the Plan, (ii) change the minimum exercise price of any option which may be granted, (iii) increase the maximum term of any option which may be granted or (iv) change the designation of persons eligible to receive options under the 1998 Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

Options granted under the 1998 Option Plan that qualify as ISOs under Section 422 of the Code will be treated as follows:

No tax consequences will result to the optionee or the Company from the grant of an ISO to, or the exercise of an ISO by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of the option. For the purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the ISO and at least one year after the transfer of the shares to him upon exercise of the option, the optionee will be entitled to long-term capital gain treatment upon the sale or disposition.

The Company generally will not be allowed a deduction with respect to an ISO. However, if an optionee fails to meet the foregoing holding period requirements, any gain recognized by the optionee upon sale or disposition of the shares transferred to him upon exercise of an ISO will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case the Company will be allowed a corresponding deduction.

The amount, if any, by which the fair market value of the shares transferred to the optionee upon the exercise of an ISO exceeds the option price will constitute an "item of adjustment" that increases the optionee's "alternative minimum taxable income" subject, in certain circumstances, to the "alternative minimum tax." Such item of adjustment will also increase the optionee's basis in his stock for purposes of the alternative minimum tax.

Options granted under the 1998 Option Plan, which are NSOs, will be treated as follows:

There are no federal income tax consequences to an optionee or to the Company upon the grant of an NSO under the 1998 Option Plan. Except as described below, upon exercise of an NSO, the optionee will be treated as having received ordinary income in an amount equal to the excess of the fair market value of the Common Stock over the exercise price.

The ordinary income recognized by an optionee with respect to the exercise of an option is subject to both wage withholding and employment taxes. The Company will generally be entitled to a deduction for federal income tax purposes of an amount equal to the ordinary income taxable to the optionee upon exercise, provided that applicable income tax withholding requirements are satisfied.

An optionee's tax basis in the Common Stock received on exercise of such option is equal to the amount of any cash paid on exercise plus the amount of ordinary income recognized as a result of the receipt of such shares. The holding period for such Common Stock generally begins on the date of exercise or, in the case of an officer, director or beneficial owner of more than 10% of any class of equity securities of the Company, on the earlier of (i) six months after acquisition, or (ii) the earliest date on which such person may sell such shares of Common Stock at a profit without being subject to suit under Section 16(b) of the Exchange Act (unless the optionee elects to be taxed as of the date of exercise).

If an optionee exercises an option by delivering Common Stock held by the optionee, the optionee will recognize ordinary income (and the Company will be entitled to an equivalent tax deduction) to the extent that the value of Common Stock received exceeds the exercise price under the option; however, based upon rulings issued by the Internal Revenue Service, in general, no gain or loss should be recognized upon the transfer of such previously acquired Common Stock to the Company upon exercise of the option. Provided the optionee receives a separate identifiable stock certificate therefore, the optionee's tax basis in that number of shares of Common Stock received on such exercise which is equal to the number of shares exchanged therefore will be equal to his tax basis in the shares of Common Stock surrendered. Common Stock received by the optionee in excess of the number of previously acquired shares of Common Stock surrendered upon exercise of the option will have a tax basis equal to the amount of ordinary income recognized in connection with such exercise. The holding period for such additional shares will commence on the date ordinary income is recognized.

On the disposition of Common Stock received upon exercise of an option, the difference between the amount realized and the tax basis of the Common Stock will be a long-term or short-term capital gain or loss, depending on whether the optionee held the Common Stock for the requisite holding period.

NEW PLAN BENEFITS

The following table sets forth the benefits or amounts that have been received or allocated to each of the following under the 1998 Option Plan. Additional benefits or amounts that may be received by or allocated to potential participants in the Plan are not determinable.


Name and Position                         Dollar Value          Shares of Common Stock
-----------------                         ------------          ----------------------

Gary Allanson                              $2,231,500               2,900,000 (2)
President and CEO

Edwin Tharp                                $  150,000                 500,000 (3)
Chief Operating Officer,
Chief Financial Officer and Secretary

Executive Group                            $2,381,500               3,400,000 (2)(3)

Non-Executive Director Group               $        0                       0

Non-Executive Officer                      $  113,040                 160,000 (4)
Employee Group

Other Persons                              $        0                       0

-------------------------------
      (1) The Dollar Value with respect to options is computed based on a comparison of the closing price of the Common Stock on April 15, 2002 ($1.30) and the exercise price for the options, which exercise price is $0.655 for options granted to Mr. Allanson in 1999, $.187 per share for options granted to Mr. Allanson and one other non-executive employee in 2000 and $1.00 per share for options granted to Messrs. Allanson and Tharp and one other non-executive employee in 2001.

      (2) Includes 400,000 shares of Common Stock issuable upon exercise of options granted to the Company to Mr. Allanson on March 15, 1999, 1,500,000 shares of Common Stock issuable upon exercise of options granted by the Company to Mr. Allanson on August 18, 2000 and 1,000,000 shares of Common Stock issuable upon exercise of options granted by the Company to Mr. Allanson on December 5, 2001 under the 1998 Option Plan (of which the grant of options to purchase 1,000,000 shares is subject to approval by the stockholders at the Meeting of the Plan Amendment).

      (3) Includes 500,000 shares of Common Stock issuable upon exercise of options granted by the Company to Mr. Tharp on December 5, 2001 under the 1998 Option Plan (of which the grant of options to purchase 200,000 shares is subject to approval by the stockholders at the Meeting of the Plan Amendment).

      (4) Includes shares of Common Stock issuable upon exercise of options granted to two non-executive officers employees.

RECOMMENDATION AND REQUISITE VOTE

The Board of Directors believes that the 1998 Option Plan has advanced the interests of the Company by providing equity incentive to motivate and retain key employees and consultants of the Company and by further aligning all the interests of said persons with those of the Company's stockholders. As of April 15, 2002, 2,426,667 of the 2,500,000 shares of Common Stock reserved under the 1998 Option Plan were subject to outstanding options granted under the 1998 Option Plan and an additional 1,200,000 shares of Common Stock were reserved for issuance upon exercise of outstanding options granted to two executive officers, subject to the approval by the Company's stockholders of the amendment to the 1998 Option Plan. The Board of Directors believes that in order for the 1998 Option Plan to continue to effectively achieve its aforementioned purposes, it is necessary to increase the number of shares of Common Stock reserved under the 1998 Option Plan.

The Board of Directors recommends a vote FOR approval of the amendment to the Plan. An affirmative vote of the holders of record of a majority of the sum of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting, is required to approve the adoption of the amendments.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On October 25, 1999 and December 15, 1999 certain persons, including Gary Allanson, the Chairman, President and Chief Executive Officer of the Company, and George Kriste and Gregory Abbott, directors of the Company, purchased from the Company an aggregate of 560 shares of the Company's Series A Stock for $2,000 per share. The number of shares purchased by each of Messrs. Allanson, Kriste and Abbott on such dates and the total purchase price paid by such persons are set forth below:

                                Total Shares
                                 of Series A                    Total
      Name                     Stock Purchased              Purchase Price
      ----                     ---------------              --------------

      Gary Allanson                   32                        $ 64,000
      George Kriste                  132                        $264,000
      Gregory Abbott                 187                        $374,000

      On February 22, 2000 certain persons, including Messrs. Kriste and Abbott, purchased from the Company an aggregate of 440 shares of the Company's Series B Stock for $2,000 per share. The number of shares of Series B Stock purchased by each of Messrs. Kriste and Abbott are set forth below:

                                Total Shares
                                 of Series B                    Total
      Name                     Stock Purchased              Purchase Price
      ----                     ---------------              --------------

      George Kriste                   50                        $100,000
      Gregory Abbott                  97.5                      $195,000

         On August 22, 2000 certain persons, including Messrs. Kriste and Abbott, purchased from the Company an aggregate of 200 shares of the Company's Series C Stock for $2,000 per share. On December 1, 2000 certain persons, including Mr. Abbott, purchased an additional 200 shares of Series C Stock for $2,000 per share. The aggregate number of shares of Series C Stock purchased by each of Messrs. Kriste and Abbott are set forth below:

                                 Total Shares
                                 of Series C                    Total
      Name                     Stock Purchased              Purchase Price
      ----                     ---------------              --------------

      George Kriste                   40                        $ 80,000
      Gregory Abbott                  90                        $180,000

      The proceeds of the sale of the Preferred Stock are being used by the Company for working capital.

      The holders of Preferred Stock are entitled to receive cumulative dividends at the rate of 12% per year. In the discretion of the Company, the dividends may be paid in cash, in additional shares of Series A Stock, Series B Stock or Series C Stock, as the case may be, or any combination of the foregoing.

      The holders of Series A Stock may convert the Series A Stock into Common Stock initially at the rate of one share of Common Stock for each $.22 of liquidation value of the Series A Stock. The holders of Series B Stock may convert the Series B Stock into Common Stock initially at the rate of one share of Common Stock for each $.35 of liquidation value of the Series B Stock. The holders of Series C Stock may convert the Series C Stock into Common Stock initially at the rate of one share of Common Stock for each $.30 of liquidation value of the Series C Stock. The conversion rates of the Preferred Stock are subject to adjustment in certain circumstances.

      The holders of Series A Stock, voting as a separate class, are entitled to elect one director of the Company. In addition, the holders of Preferred Stock are entitled to vote on all matters (including elections of directors) together with the holders of the Common Stock with each share of Preferred Stock having the number of votes equal to the number of whole and fractional shares of Common Stock into which such share is then convertible (as of December 14, 2000, each share of Series A Stock would have 9,090.9 votes, each share of Series B Stock would have 5,714.3 votes and each share of Series C Stock would have 6.666.7 votes).

PRINCIPAL ACCOUNTING FIRM FEES

The following table sets forth the aggregate fees, including out-of-pocket expenses, billed to the Company for the fiscal year ended December 31, 2001 by the Company's principal accountants, Arthur Andersen LLP.

Audit Fees                                           $42,500

Financial Information Systems Design                   $ 0
And Implementation Fees

All Other Fees                                       $16,732 (a)

-------------------------------
(a) Consists of fees for preparation of the Company's tax returns and management consulting services. The Board of Directors has considered whether the provision of these services is compatible with maintaining the principal accountants' independence.

                              STOCKHOLDER PROPOSALS

Proposals of stockholders for possible consideration at the 2003 Annual Meeting of Stockholders (expected to be held in June 2003) must be received by the Secretary of the Company not later than January 15, 2003 to be considered for inclusion in a proxy statement that may be prepared for that meeting if appropriate for consideration under applicable securities laws. If proxies are solicited by the Board of Directors for the 2003 Annual Meeting of Stockholders, the proxy may confer discretionary authority to the proxy holders for that meeting with respect to voting on any stockholder proposal received by the Secretary of the Company after March 31, 2003.

                                  OTHER MATTERS

The Board of Directors does not know of any matters to be brought before the Meeting.

Arthur Andersen LLP has audited the Company's financial statements for each of the last five fiscal years of the Company. The Board of Directors of the Company has decided to defer its reappointment of Arthur Andersen LLP to audit the financial statements of the Company for the fiscal year ending December 31, 2002 until the outcome of certain events with regard to Arthur Andersen LLP becomes clearer. The Board has no disagreements or differences with Arthur Andersen LLP and has been satisfied with its work. If the Board concludes not to reappoint Arthur Andersen LLP, the Board will expedite the selection process of an accounting firm qualified to perform the Fiscal 2002 audit and announce a new recommendation as soon as the Board completes its deliberations.

A representative of Arthur Andersen LLP is expected to participate in the Meeting by conference telephone and will have the opportunity to make any desired statement and respond to appropriate questions.

Expenses incurred in connection with the distribution of this Information Statement and the Company's Annual Report to Stockholders in connection with the Meeting will be paid by the Company. The Company will request brokerage houses, nominees, custodians and fiduciaries to forward material to the beneficial owners of Common Stock and will reimburse such person for their expenses so incurred.

THE COMPANY WILL PROVIDE TO ANY STOCKHOLDER OF RECORD AT THE CLOSE OF BUSINESS ON DECEMBER 31, 2001, WITHOUT CHARGE, UPON WRITTEN REQUEST TO ITS PRESIDENT, GARY ALLANSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 2001.

                                   APPENDIX A

                   AMENDED AND RESTATED 1998 STOCK OPTION PLAN
                                       OF

                     INTERNATIONAL DISPENSING CORPORATION *

1.    PURPOSE

           The purpose of this Stock Option Plan (the "Plan") of International Dispensing Corporation, a Delaware corporation (the "Company"), is to secure for the Company and its stockholders the benefits arising from stock ownership by selected key employees of the Company or its subsidiaries, directors, consultants or other persons ("Participants") as the Board of Directors of the Company, or a committee thereof constituted for the purpose, may from time to time determine. The Plan will provide a means whereby (i) such employees (including employees who are directors) may purchase shares of the Common Stock of the Company pursuant to options that will qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) such employees, directors, consultants or other person may purchase shares of the Common Stock of the Company pursuant to "non-qualified stock options."

2.    ADMINISTRATION

           2.1 The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or by one or more committees of the Board of Directors (the "Committee") each composed solely of two or more "Non-Employee Directors", as that term is defined in Rule 16b-3(b)(3) of the General Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act"), of the Company. Any action of the Board of Directors or the Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members.

           2.2 Subject to the provisions of the Plan, the Board of Directors or the Committee shall have authority (i) to construe and interpret the Plan, (ii) to define the terms used therein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to determine the individuals to whom and the time or times at which options shall be granted, whether any options granted will be incentive stock options or non-qualified stock options, the number of shares to be subject to each option, the exercise price of an option, the number of installments, if any, in which each option may be exercised, and the duration of each option, (v) to approve and determine the duration of leaves of absence which may be granted to Participants without constituting a termination of their employment for the purposes of the Plan, and (vi) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board of Directors or the Committee shall be binding and conclusive on all Participants in the Plan and their legal representatives and beneficiaries.

3.    SHARES SUBJECT TO THE PLAN

           Subject to adjustment as provided in Paragraph 14 hereof, the shares to be issued under the Plan shall consist of the Company's Common Stock. The aggregate number of shares of common stock, par value $.001

------------------------
* The original Plan was approved by the Board of Directors of the Company on April 2, 1998 and ratified by the stockholders of the Company on July 9, 1998. Amendments to the original Plan to increase from 650,000 to 850,000 and from 850,000 to 2,500,000, the aggregate number of shares of the Company's Common Stock which may be issued upon exercise of all options under the Plan was approved by the Board of Directors on April, 13, 1999 and September 11, 2000, respectively, and the stockholders on June 18, 1999 and February 1, 2001, respectively. An amendment to the Plan to increase from 2,500,000 to 5,000,000 the aggregate number of shares of the Company's Common Stock which may be issued upon exercise of all options under the Plan was approved by the Board of Directors on December 5, 2001, subject to approval by the stockholders at the Annual Meeting of Stockholders to be held on June 7, 2002.

per share of the Company ("Shares") which may be issued upon exercise of all options under the Plan shall not exceed 5,000,000, subject to adjustment as provided in Paragraph 14. If any option granted under the Plan shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares subject thereto shall again be available for options to be granted under the Plan.

4.    ELIGIBILITY AND PARTICIPATION

           4.1 All regular salaried employees of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) shall be eligible to receive incentive stock options and non-qualified stock options. Directors of the Company or any subsidiary corporation, consultants and other persons who are not regular salaried employees of the Company or any subsidiary corporation are not eligible to receive incentive stock options, but are eligible to receive non-qualified stock options.

           4.2 No incentive stock options may be granted to any employee who, at the time the incentive stock option is granted, owns shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company (or of its subsidiary corporations as defined in Section 424(f) of the Code), unless the exercise price of such incentive stock option is at least one hundred ten percent of the fair market value of the Common Stock, determined by fair market value as of the date each respective option is granted in accordance with Paragraph 7, and such incentive stock option by its terms is not exercisable after the expiration of five years from the date such incentive stock option is granted.

           4.3 The aggregate fair market value of the Common Stock for which incentive stock options granted to any one employee under this Plan or any other incentive stock option plan of the Company which may by their terms first become exercisable during any calendar year shall not exceed $100,000, determined by fair market value as of the date each respective option is granted.

           4.4 All options granted under the Plan shall be granted within ten years from April 2, 1998.

5.    DURATION OF OPTIONS

           Each option and all rights associated therewith shall expire on such date as the Board of Directors or the Committee may determine, but in no event later than ten years from the date on which the option is granted, and shall be subject to earlier termination as provided herein.

6.       PRICE AND EXERCISE OF OPTIONS

           6.1 Subject to Paragraph 4.2, the purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, but in the case of an incentive stock option shall not be less than one hundred percent of the fair market value of such Common Stock on the date the incentive stock option is granted. The purchase price of the Common Stock upon exercise of an option shall be paid in full at the time of exercise (i) in cash or by certified or cashier's check payable to the order of the Company,
(ii) by cancellation of indebtedness owed by the Company to the Participant,
(iii) by delivery of shares of Common Stock of the Company already owned by, and in the possession of the Participant, (iv) if authorized by the Board of Directors or the Committee or if specified in the option being exercised, by a promissory note made by the Participant in favor of the Company, subject to terms and conditions determined by the Board of Directors or the Committee, secured by the Common Stock, issuable upon exercise, and in compliance with applicable law (including, without limitation, state, corporate and federal requirements), (v) by any combination thereof, or (vi) in such other manner as the Board of Directors or the Committee may specify in order to facilitate the exercise of options by the holders thereof. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value determined in accordance with Paragraph 7 hereof.

           6.2 No option granted under this Plan shall be exercisable if such exercise would involve a violation of any applicable law or regulation (including without limitation, federal and state securities laws and regulations). Each option shall be exercisable in such installments during the period prior to its expiration date as the Board of Directors or Committee shall determine; PROVIDED, HOWEVER, that unless otherwise determined by the Board of

Directors or Committee, if the Participant shall not in any given installment period purchase all of the shares which the Participant is entitled to purchase in such installment period, then such Participant's right to purchase any shares not purchased in such installment period shall continue until the expiration date or sooner termination of the Participant's option. No option may be exercised for a fraction of a share and no partial exercise of any option may be for less than ten shares.

7.    FAIR MARKET VALUE OF COMMON STOCK

           The "Fair Market Value of a Share of Common Stock" of the Company shall be defined and determined as follows:

           (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

           (b) If the Common Stock is quoted on Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

           (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

8.    WITHHOLDING TAX

           Upon (i) the disposition of shares of Common Stock acquired pursuant to the exercise of an incentive stock option granted pursuant to the Plan within two years of the granting of the incentive stock option or within eighteen months after exercise of the incentive stock option, or (ii) the exercise of a non-qualified stock option, the Company shall have the right to require such employee or other person, and such employee or other person, by accepting the options granted under the Plan agrees, to pay the Company the amount of any taxes which the Company may be required to withhold with respect thereto. In the event of (i) or (ii), then such employee or other person may elect to pay the amount of any taxes which the Company may be required to withhold by delivering to the Company shares of the Company's Common Stock having a fair market value determined in accordance with Paragraph 7 equal to the withholding tax obligation determined by the Company. Such shares so delivered may be either shares withheld by the Company upon the exercise of the option or other shares. Such election shall comply with all applicable laws (including without limitation, state, corporate and federal requirements).

9.    NONTRANSFERABILITY

           An option granted under the Plan shall, by its terms, be nontransferable by the holder either voluntarily or by operation of law, other than by will or the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder, regardless of any community property interest therein of the spouse of the holder, or such spouse's successors in interest. If the spouse of the holder shall have acquired a community property interest in an option, the holder, or the holder's permitted successors in interest, may exercise the option on behalf of the spouse of the holder or such spouse's successors in interest.

10.   HOLDING OF STOCK AFTER EXERCISE OF OPTION

           Shares shall not be issued pursuant to the exercise of an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange on which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

           As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

           Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

11.   TERMINATION OF EMPLOYMENT

           If a holder of an incentive stock option ceases to be employed by the Company or one of its subsidiary corporations (as defined in Section 424(f) of the Code) for any reason other than the holder's death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the holder's incentive stock options shall immediately become void and of no further force or effect; PROVIDED, HOWEVER, that within three months after the date the holder ceases to be an employee of the Company or such subsidiary such incentive stock option may be exercised to the extent exercisable on the date of such cessation of employment. A leave of absence approved in writing by the Board of Directors or the Committee shall not be deemed a termination of employment for the purposes of this Paragraph 11, but no incentive stock option may be exercised during any such leave of absence, except during the first three months thereof. Termination of employment or other relationship with the Company by the holder of a non-qualified stock option will have the effect specified in the individual option agreement or certificate of grant as determined by the Board of Directors or the Committee.

12.   DEATH OR PERMANENT DISABILITY OF OPTION HOLDER

           If the holder of an incentive stock option dies or becomes permanently disabled while the option holder is employed by the Company or one of its subsidiary corporations (as defined in Section 424(f) of the Code), the holder's option shall expire one year after the date of such death or permanent disability unless by its terms it expires sooner. During such period after death, such incentive stock option may, to the extent that it remains unexercised (but exercisable by the holder according to such option's terms) upon the date of such death, be exercised by the person or persons to whom the option holder's right under the incentive stock option shall pass by the option holder's will or by the laws of descent and distribution. The death or permanent disability of a holder of a non-qualified stock option will have the effect specified in the individual option agreement or certificate of grant as determined by the Board of Directors or the Committee.

13.   PRIVILEGES OF STOCK OWNERSHIP

           No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company there shall have been full compliance with any applicable registration requirements of the Act, any applicable listing requirements of any national securities exchange on which the Common Stock is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

14.   ADJUSTMENTS

           14.1 If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization,

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recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding options shall be made without change to the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the purchase price for each share covered by the option.

           14.2 Notwithstanding the foregoing, the Board of Directors or the Committee may provide in writing in connection with such transaction for any or all of the foregoing alternatives (separately or in combination): (i) for options therefore granted to become immediately exercisable; (ii) for the assumption by the successor corporation of the options theretofore granted or the substitution by such corporation for such options or new stock options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and (iii) for the continuance of the Plan by such successor corporation in which event the Plan and the options theretofore granted shall continue in the manner and under the terms so provided.

           14.3 Adjustments under this Paragraph 14 shall be made by the Board of Directors or Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on any such adjustment.

15.   AMENDMENT AND TERMINATION OF PLAN

           15.1 The Board of Directors or the Committee may at any time suspend or terminate the Plan. The Board of Directors or the Committee may also at any time amend or revise the terms of the Plan, PROVIDED, HOWEVER, that if stockholder approval is required pursuant to Rule 16b-3 or another Rule of the General Rules and Regulations under the Exchange Act, no such amendment or revision to (i) increase the maximum number of shares which may be acquired pursuant to options, granted under the Plan, (ii) change the minimum purchase price set forth in Paragraph 4.2 and 6, (iii) increase the maximum term of options provided for in Paragraph 5, or (iv) change the designation of persons eligible to receive options or as provided in Paragraph 4, shall become effective until such stockholder approval of such amendment or revision is obtained.

           15.2 No amendment, suspension or termination of the Plan shall, without the consent of the holder, alter or impair any rights or obligations under any option or theretofore granted under the Plan.

16.   EFFECTIVE DATE OF PLAN

           16.1 No option may be granted under the Plan unless and until (i) the options and underlying shares have been registered under the Act and qualified with the appropriate state regulatory agencies, or (ii) the Company has been advised by counsel that such options and underlying shares are exempt from such registration and/or qualification.

           16.2 The Plan shall be effective as of April 2, 1998, the date on which it was approved by the Board. However, notwithstanding any other provisions contained herein, the Plan and all stock options granted under the Plan shall be void if the Plan is not approved at the next Annual Meeting of Stockholders by the holders of a majority of the outstanding voting stock of the Company (voting as a single class) present, or represented, and entitled to vote at a meeting of such stockholders duly held in accordance with the Delaware General Corporation Law. No stock option issued under the Plan shall become exercisable in whole or in part until the Plan is so approved by stockholders.

17.   RESERVATION OF SHARES

           The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.